FARM BUREAU LIFE INSURANCE COMPANY

Farm Bureau Life Annuity Account

Supplement Dated September 2, 2013

to the

Prospectus for Nonparticipating Variable Annuity Contract

(dated May 1, 2013)

This supplement updates certain information about the nonparticipating variable annuity contract (the “Contract”) included in the above referenced prospectus.  Please read this supplement carefully and retain it with your Contract prospectus for future reference.

Effective October 1, 2013, we will no longer waive the annual administrative charge for Owners whose initial premium payment or Accumulated Value on the most recent Contract Anniversary is $100,000 or greater.  The current charge for the Incremental Death Benefit Rider for issue ages 0-65 will also be increased to the maximum guaranteed level specified in the Rider and prospectus for the Contract.  In addition, effective October 1, 2013, our prior approval may be required for premium payments greater than $250,000 and we may otherwise limit or restrict the amount of any premium payment as we deem appropriate.  In that regard, we are modifying the sections of the prospectus noted below.

On page 5 of the prospectus, footnote (3) pertaining to the annual administrative charge in the section entitled, “FEE TABLES — Periodic Charges,” is replaced in its entirety with the following:

(3) We deduct an annual administrative charge of $45 on the Contract Date and on each Contract Anniversary prior to the Retirement Date.

On page 5 of the prospectus, footnote (5) pertaining to the charge for the Incremental Death Benefit Rider in the section entitled, “FEE TABLES — Periodic Charges (optional benefit riders only)” is replaced in its entirety with the following:

(5) The maximum current charge for the Incremental Death Benefit Rider shown in the Periodic Charges table is for all issue ages.

On page 9 of the prospectus, the fifth sentence in the section entitled “SUMMARY OF THE CONTRACT—Premiums” is replaced in its entirety with the following:

Premium payments greater than $250,000 are subject to Company approval.  We reserve the right to limit or restrict the amount of a premium payment as we deem appropriate.

On page 11 of the prospectus, in the section entitled, “SUMMARY OF THE CONTRACT — CHARGES AND DEDUCTIONS,” the following paragraphs are amended to read as follows:

Annual Administrative Charge.  We deduct an annual administrative charge of $45, on the Contract Date and on each Contract Anniversary prior to the Retirement Date (see “CHARGES AND DEDUCTIONS — Annual Administrative Charge”).

Incremental Death Benefit Rider.  We currently apply a charge for the Incremental Death Benefit Rider at an annual rate of 0.30% of Accumulated Value (see “CHARGES AND DEDUCTIONS — Incremental Death Benefit Rider”).

On page 21 of the prospectus, the fifth sentence in the first paragraph in the section entitled “DESCRIPTION OF ANNUITY CONTRACT —Premiums” is replaced in its entirety with the following:

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Premium payments greater than $250,000 are subject to Company approval.  We reserve the right to limit or restrict the amount of a premium payment as we deem appropriate.

On page 34 of the prospectus, the fifth sentence in the first paragraph in the section entitled “DESCRIPTION OF ANNUITY CONTRACT — Death Benefit Before the Retirement Date — Incremental Death Benefit Rider” is replaced in its entirety with the following:

If you elect this rider, we will deduct 0.30% of your Contract’s Accumulated Value on each Contract Anniversary (see “CHARGES AND DEDUCTIONS — Incremental Death Benefit Rider”).

On page 40 of the prospectus, the section entitled “CHARGES AND DEDUCTIONS — Annual Administrative Charge” is replaced in its entirety with the following:

We currently apply an annual administrative charge of $45 on the Contract Date and on each Contract Anniversary prior to the Retirement Date.  (This charge is guaranteed not to exceed $45.) We deduct this charge from your Accumulated Value and use it to reimburse us for administrative expenses relating to your Contract.  We will make the withdrawal from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount’s value bears to the total Accumulated Value. We do not assess this charge during the annuity payment period.

On page 41 of the prospectus, the first sentence in the first paragraph in the section entitled “CHARGES AND DEDUCTIONS — Incremental Death Benefit Rider” is replaced in its entirety with the following:

We currently apply a charge for the Incremental Death Benefit Rider at an annual rate of 0.30% of Accumulated Value.

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If you have any questions regarding this supplement, please contact the Company at 1-800-247-4170 or contact your registered representative.